Fees Summary	Jun. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 94,875,000.00
Previously Paid Amount	0
Total Fee Amount	13,102.24
Total Offset Amount	0
Net Fee	$ 13,102.24